Fourth Quarter 2025 Results February 3, 2026

© 2026 Lumen Technologies. All Rights Reserved. 1 Forward-Looking Statements Except for historical and factual information, the matters set forth in this presentation and other of our oral or written statements identified by words such as “estimates,” “expects,” “anticipates,” “believes,” “plans,” “intends,” “will,” and similar expressions with respect to the future are forward-looking statements as defined by the federal securities laws, and are subject to the “safe harbor” protections thereunder. The forward-looking statements in this presentation, include, without limitation, statements regarding our future financial results and financial condition, our transformation strategy, our modernization efforts and our competitive position, and the assumptions on which they are based, are not guarantees of future results and are based on current expectations only, are inherently speculative, and are subject to a number of risks and uncertainties, many of which are beyond our control. Actual events and results may differ materially from those anticipated, estimated, projected, or implied by us in those statements if one or more of these risks or uncertainties materialize, or if our underlying assumptions prove incorrect. Factors that could cause our actual results to differ materially from those anticipated, estimated, projected or implied by us in those forward-looking statements include but are not limited to: the effects of intense competition from a wide variety of competitive providers, including decreased demand for our more mature service offerings and increased pricing pressures; the effects of new, emerging, or competing technologies, including those that could make our products less desirable or obsolete; our ability to successfully and timely attain our key operating imperatives, including attaining projected cost savings, simplifying and consolidating our network, simplifying, and automating our service support systems, attaining our infrastructure buildout targets, replacing aging or obsolete plant and equipment, and strengthening our relationships with customers; our ability to successfully and timely monetize our network related assets through leases, commercial service arrangements or similar transactions (including as part of our Private Connectivity FabricSM solutions), including the possibility that the benefits of or demand for these transactions may be less than anticipated, that the costs thereof may be more than anticipated, or that we may be unable to satisfy any conditions of any such transactions in a timely manner, or at all; our ability to safeguard our network, and to avoid the adverse impact of cyber-attacks, security breaches, service outages, system failures, or similar events impacting our network or the availability and quality of our services; the effects of ongoing changes in the regulation of the communications industry, including the outcome of legislative, regulatory, or judicial proceedings relating to content liability standards, intercarrier compensation, universal service, service standards and obligations, broadband deployment, data protection, network security, privacy, and net neutrality; our ability to generate cash flows sufficient to fund our financial commitments and objectives, including our capital expenditures, operating costs, debt obligations, taxes, and pension contributions and other benefits payments; our ability to effectively retain and hire key personnel and to successfully negotiate collective bargaining agreements on reasonable terms without work stoppages; our ability to successfully adjust to changes in customer demand for our products and services, including increased demand for high-speed data transmission services, low-latency connectivity, and scalable infrastructure driven largely by the growth of artificial intelligence applications and workloads, and the risk that we may misjudge the timing, scale, or nature of such demand, leading to potential misalignment of our investments or strategic priorities; our ability to enhance our growth products and manage the decline of our legacy products, including by maintaining the quality and profitability of our existing offerings, introducing profitable new offerings on a timely and cost-effective basis, and transitioning customers from our legacy products to our newer offerings; our ability to successfully and timely implement our corporate strategies, including our transformation, modernization and simplification, buildout and deleveraging strategies; our ability to successfully consummate and timely realize the anticipated benefits from the recently completed of our Mass Markets fiber-to-the-home business in 11 states to AT&T; our ability to successfully and timely realize the anticipated benefits from our 2022 and 2023 divestitures, our 2024 debt modification and extinguishment transactions ,and our 2025 debt refinancing transactions, in each case as described in our prior reports filed with the U.S. Securities and Exchange Commission (the "SEC"); changes in our operating plans, corporate strategies, or capital allocation plans, whether based upon changes in our cash flows, cash requirements, financial performance, financial position, market or regulatory conditions, or otherwise; the impact of any future material acquisitions or divestitures that we may transact, including our recently completed sale of our Mass Markets fiber-to-the-home business in 11 states; the negative impact of increases in the costs of our pension, healthcare, post-employment, or other benefits, including those caused by changes in capital markets, interest rates, mortality rates, demographics, or regulations; the impact of events that harm our reputation or brands, including the potential negative impact of customer or shareholder complaints, government investigations, security breaches, or service outages impacting us or our industry; adverse changes in our access to credit markets on acceptable terms, whether caused by unstable markets, debt covenant restrictions, changes in our financial position, lower credit ratings, or otherwise; our ability to meet the terms and conditions of our debt obligations and covenants, including our ability to make transfers of cash in compliance therewith; our ability to maintain favorable relations with our security holders, key business partners, suppliers, vendors, landlords, or lenders; our ability to timely obtain necessary hardware, software, equipment, services, governmental permits, and other items on favorable terms; the potential adverse effects arising out of allegations regarding the release of hazardous materials into the environment from network assets owned or operated by us or our predecessors, including any resulting governmental actions, removal costs, litigation, compliance costs, or penalties; our ability to collect our receivables from, or continue to do business with, financially-troubled customers; our ability to continue to use intellectual property necessary to conduct our operations; any adverse developments in legal or regulatory proceedings involving us; changes in tax, trade, tariff, pension, healthcare, or other laws or regulations, in governmental support programs, or in general government funding levels, including any adverse impact of a prolonged shutdown of the U.S. government; our ability to use our net operating loss carryforwards in the amounts projected and to fully realize any anticipated benefits from recently-enacted federal tax legislation; the effects of changes in accounting policies, practices, or assumptions, including changes that could potentially require additional future impairment charges; the effects of adverse weather, terrorism, epidemics, pandemics, war, rioting, vandalism, societal unrest, political discord, or other natural or man-made disasters or disturbances; the potential adverse effects if our internal controls over financial reporting have weaknesses or deficiencies, or otherwise fail to operate as intended; the effects of changes in interest rates or inflation; the effects of more general factors such as changes in exchange rates, in operating costs, in public policy, in the views of financial analysts, or in general market, labor, economic, public health, or geopolitical conditions; and other risks referenced in our filings with the SEC. You are cautioned not to unduly rely upon our forward-looking statements, which speak only as of the date made. We undertake no obligation to publicly update or revise any forward-looking statements for any reason, whether as a result of new information, future events or developments, changed circumstances, or otherwise. Furthermore, any information about our intentions contained in any of our forward-looking statements reflects our intentions as of the date of such forward-looking statement, and is based upon, among other things, our assessment of regulatory, technological, industry, competitive, economic. and market conditions as of such date. We may change our intentions, strategies or plans (including our capital allocation plans) at any time and without notice, based upon any changes in such factors or otherwise.

© 2026 Lumen Technologies. All Rights Reserved. 2 Non-GAAP Measures This presentation includes certain historical and forward-looking non-GAAP financial measures, including but not limited to adjusted EBITDA, adjusted EBITDA margin, and free cash flow, each excluding the effects of special items, and adjustments to GAAP and other non-GAAP measures to exclude the effect of special items. In addition to providing key metrics for management to evaluate the company’s performance, we believe these measurements assist investors in their understanding of period-to-period operating performance and in identifying historical and prospective trends. Reconciliations of non-GAAP financial measures to the most comparable GAAP measures are included in the financial schedules to the Company’s accompanying earnings release. Reconciliation of information and additional non-GAAP historical financial measures that may be discussed during the call, along with further descriptions of non-GAAP financial measures, will be available in the Investor Relations portion of the company’s website at http://ir.lumen.com. Non-GAAP measures are not presented to be replacements or alternatives to the GAAP measures, and investors are urged to consider these non-GAAP measures in addition to, and not in substitution for, measures prepared in accordance with GAAP. Lumen may present or calculate its non-GAAP measures differently from other companies.

KATE JOHNSON President & CEO

© 2026 Lumen Technologies. All Rights Reserved. 4 Completing our pivot to a simpler, stronger, enterprise-focused technology infrastructure company Deal Closed February 2nd pivoting Lumen to enterprise- focused company Debt Reduced by $4.8 Billion eliminates all Super Priority Bonds Net Leverage below 4x provides strategic and financial flexibility Interest Expense Reduced by additional $300M at Close Reduces Capex by over $1 Billion Annually Closed AT&T FTTH Transaction

© 2026 Lumen Technologies. All Rights Reserved. 5 FY 2025 & 4Q’25 Highlights Reached nearly $13B in PCF Deals Signed to Date Unsecured Debt Offering Eliminates 2nd Lien Debt at Level 3 Connected Ecosystem off to a great start with 16 partners, and many more in the pipeline Solid Revenue, aEBITDA, and FCF In-line with expectations(1) PCF builds complete year on schedule New deals add over 11M more fiber miles at completion 29% Q/Q Growth in Active NaaS Customers (1) Considers timing of $400M refund which was delayed due to government shutdown

© 2026 Lumen Technologies. All Rights Reserved. 6 Utilization (EOY) 2022 (Actuals) 2025 (Actuals) 2028 (Plan) 2031 (Vision) Total Intercity Fiber Miles* 12M 17M 47M 58M Hyperscaler Utilization 30% 50% 61% 59% Enterprise Channels Utilization** 27% 21% 13% 14% Overall Network Utilization 57% 72% 74% 73% Available Capacity for Growth 5M 5M 12M 16M Building the Backbone for AI Balancing Capacity and Utilization for Optimal Return on Investment Unmatched Room for Growth: • New routes, in addition to new fiber in existing routes, increase fiber miles 3.9x • Innovation driving increased fiber density adds up to 4x fiber into each conduit • Photonics innovation adds up to 2x fiber efficiency *Total Intercity Fiber Miles excludes ~22M expanding metro fiber miles as of 12/31/25 **Enterprise Channels include Commercial Enterprise, Public Sector, Wholesale, and Services - Conduit colors depict 2031 utilization and #conduits varies by route - Business rules in place to reserve capacity for all segments on each route Stronger Overall Network Utilization

The New Connectivity Landscape | Fabric Infrastructure Progress

RapidRoutes

Expanding 400G capacity on key routes

Completed phase 1 on Oct 10
400G Waves available to sell on **36 key routes**


August 2025
PH1 Available to Sell
PH2 Available to Sell
PH2 Planned


December 2025
PH1 Available to Sell
PH2 Available to Sell
PH2 Planned

Data Center Expansion

Enabling up to 400G Ethernet/IP services and Cloud/AI on ramps

68 key datacenters available across **15 markets**


Seattle | 2
Portland | 2
5 | Minneapolis
7 | Chicago
8 | New York
1 | Denver
1 | Kansas City
3 | Columbus
Ashburn | 15
Sunnyvale | 10
Las Vegas | 2
Los Angeles | 4
Phoenix | 4
Dallas | 5
Atlanta | 2
4 | San Antonio
Planned
Available to Sell


Seattle | 2
Portland | 2
5 | Minneapolis
7 | Chicago
8 | New York
1 | Denver
1 | Kansas City
3 | Columbus
Ashburn | 15
Sunnyvale | 9 of 10
Las Vegas | 2
Los Angeles | 4
Phoenix | 2 of 4
Dallas | 5
Atlanta | 2
4 | San Antonio
Planned
Available to Sell

MetRON Expansion

Enabling high-speed Ethernet services while reducing delivery cost

7 gateways and **2 wire centers** available;
12 gateways in progress


Planned CLEC
Planned ILEC
Partially Activated
Ready to Consume


Planned CLEC
Planned ILEC
Partially Activated
Ready to Consume

7
© 2026 Lumen Technologies. All Rights Reserved.

Lumen Powers Cloud 2.0

AI Economy
Metrics That Matter:

- Time to First Token
- GPU Idle Time
- Interconnect Latency

Five essential Cloud 2.0 networking requirements:



1 Extreme bandwidth and low latency
Scale from 400G toward 1.6T to use GPUs most cost-effectively

2 Data Center Interconnect (DCI) foundational element
Power the multi-cloud fabric

3 Expansion into AI corridors
Extend fiber and optical into areas where power exists and Data Centers planned

4 Distributed on-ramps
Programmable, high-bandwidth cloud, AI on-ramps, landing stations pre-lit to Lumen

5 Programmable, API-first networks
Deliver on-demand fabrics, integrated into marketplaces

© 2026 Lumen Technologies. All Rights Reserved.

© 2026 Lumen Technologies. All Rights Reserved. 9 NaaS Customers Services Sold Fabric Ports 4Q25 Adoption Rate (Q/Q) +29% +26% +31% Number of customers that purchase and use one or more ports in quarter Number of fabric ports deployed by customers to support multi-cloud networking Number of unique services sold across all fabric ports Lumen NaaS Adoption Remains Strong

© 2026 Lumen Technologies. All Rights Reserved. 10 Off-Net Solutions Reach 10 Million+ Business Locations Select Off-net NaaS Customers for EoD and IoD 900+ new NaaS off-net ports since October

© 2026 Lumen Technologies. All Rights Reserved. 11 Physical Network Best backbone, unique routes, state of the art fiber Lumen Digital Platform Quick, secure, effortless CX with direct fiber access & NaaS Commercial & Public Sector Data Centers Technology Partnerships Hyperscalers Connected EcosystemThe Helping Technology Companies Gain Competitive Advantage with Critical Infrastructure The Lumen Connected Ecosystem

CHRIS STANSBURY EVP & CFO

Evolution of Lumen's Debt Maturity Profile

($ in millions)

1 Pre TSA: As of 12/31/2023

Total Debt: $19.9B
Gross Leverage: 4.3x



$125
$1,826
$462
$9,366
$1,519
$3,131
$1,023
$116
$0
$0
$0
$0
$0
$2,283
2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 2036 2037+

2 Post TSA: As of 12/31/2024

Total Debt: $18.3B
Gross Leverage: 4.6x



$373
$60
$230
$718
$7,183
$6,072
$568
$789
$0
$0
$0
$0
$2,271
2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 2036 2037+

3 Impact of LVLT Refinancings(1): As of 12/31/2025

Total Debt: $17.6B
Gross Leverage: 5.3x



$51
$51
$695
$3,146
$2,122
$136
$2,839
$2,000
$2,425
$0
$1,900
$2,271
2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 2036 2037+

4 Lumen SP Debt Paydown(1)(2) As of 12/31/2025

Total Debt: $12.9B
Gross Leverage: <3.8x



$0
$0
$362
$1,258
$120
$136
$2,400
$2,000
$2,425
$0
$1,900
$2,271
2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 2036 2037+

(1) Includes $650M add-on to LVLT 8.5% Unsecured Note due 2036 and tender of LVLT 2L Notes, completed January 2026
(2) Lumen SP paydown of $4.8 billion completed in connection with the sale of our Mass Markets FTTH business; Gross leverage calculated based on trailing 12-month aEBITDA as of 12/31/2025 which includes aEBITDA being sold in business sale
Note: Adjusted EBITDA excluding SI utilized for Leverage; Includes only funded debt

13

© 2026 Lumen Technologies. All Rights Reserved.

LUMEN

© 2026 Lumen Technologies. All Rights Reserved. 14 2025 Business Revenue | Grow Nurture Harvest vs. Strategic/Legacy Other Harvest Nurture Grow Legacy Legacy Strategic Strategic GNH Grow Nurture Harvest Other S/L FY25 GNH to S/L Comparison % of Total [% YoY Change] 37% [+9%] 10% [-9%] 15% [-22%] 10% [0.1%] 21% [-9%] 47% [+7%] 53% [-13%] 7% [-3%] 47% [+5%] 25% [-15%] 21% [-9%] 7% [-3%]

© 2026 Lumen Technologies. All Rights Reserved. 15 ($ in millions) 4Q25 Y/Y% Change Q/Q% Change Large Enterprise $758 (0.8%) 0.8% Mid-Market Enterprise $472 (11.1%) (3.3%) Public Sector $457 (17.8%) (4.4%) N.A. Enterprise $1,687 (8.9%) (1.8%) Wholesale $661 (7.8%) 0.5% N.A. Total Business $2,348 (8.6%) (1.2%) International & Other $77 (16.3%) (3.8%) Total Business $2,425 (8.8%) (1.3%) Total Mass Markets $616 (7.9%) (2.4%) Total Revenue $3,041 (8.7%) (1.5%) 4Q25 Total Reported Revenue ($ in millions) 4Q25 Y/Y% Change Q/Q% Change % Total Grow $874 0.0% 1.4% 52% Nurture $398 (18.3%) (4.6%) 23% Harvest $234 (19.6%) (8.2%) 14% Subtotal $1,506 (8.8%) (1.8%) 89% Other $181 (9.0%) (1.6%) 11% N.A. Enterprise $1,687 (8.9%) (1.8%) 100%

© 2026 Lumen Technologies. All Rights Reserved. 16 4Q25 Adjusted EBITDA excl. special items ($ in millions) 4Q25 Y/Y% Change Total Revenue $3,041 (8.7%) Adjusted EBITDA $767 (27.1%) Adjusted EBITDA Margin 25.2% (640 bps) Adjusted EBITDA $487 4Q25 Special Items: (+) Severance $6 (+) Consumer and other litigation ($2) (+) Transaction and separation costs(1) $166 (+) Modernization and simplification(2) $109 (+) Other $1 Adjusted EBITDA excl. Special Items $767 4Q25 EBITDA Special Items ($ in millions) (1) Reflects transaction and separation costs associated with (i) the Q2 2025 expense of $49 million for fees related to the voluntary relinquishment of our funding received under the FCC's Rural Digital Opportunity Fund, (ii) our recently completed sale of our Mass Markets fiber-to-the-home business, including approximately 95% of Quantum Fiber, in 11 states to AT&T, (iii) our 2022 and 2023 divestitures, (iv) our March 22, 2024 debt transaction support agreement and our September 24, 2024 exchange offer and (v) our evaluation of other potential transactions. (2) Includes costs incurred related to network infrastructure, product portfolio, IT systems, and workforce modernization designed to deliver $1 billion annualized in cost savings on a run-rate basis exiting 2027. For definitions of non-GAAP metrics and reconciliations to GAAP figures, see Lumen’s Investor Relations website.

© 2026 Lumen Technologies. All Rights Reserved. 17 Consolidated Cash Flow Summary ($ in millions) 4Q25 Cash Flow from Operations $562 Capital Expenditures $1,644 Free Cash Flow ($765) Net Cash Interest $223 Key Metrics

© 2026 Lumen Technologies. All Rights Reserved. 18 2026 Financial Outlook Metric(1)(2)(3) Outlook Adjusted EBITDA $3.1 to $3.3 billion Free Cash Flow $1.2 to $1.4 billion Net Cash Interest $650 million to $750 million Capital Expenditures $3.2 to $3.4 billion Cash Income Taxes (refund) ($350) to ($450) million (1) For definitions of non-GAAP metrics and reconciliations to GAAP figures, see Lumen’s Investor Relations website. (2) Outlook measures in this presentation and the accompanying schedules (i) exclude the effects of Special Items or future changes in our operating or capital allocation plans, unforeseen changes in regulation, laws or litigation, and other unforeseen events or circumstances impacting our financial performance and (ii) speak only as of February 3, 2026. See “Forward Looking Statements” at the beginning of this presentation. (3) Reflects our expectation of receiving a $400 million refund from recent tax legislation in 1H26 (which could be delayed by a prolonged shutdown of the U.S. government). Excludes the taxes related to the FTTH divestiture.